Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.03

Differential Effects of Enantiomers (S)- and (R)-Tianeptine on Neurite Outgrowth and Mitochondrial Activity in Cultured Glutamatergic Neurons Authors^: Herbert Harris, David Hsu*, Bruce Daugherty, Siobhan Fogarty, Darryl Rideout, Sina Bavari, Annabelle Iserson, Seth Lederman, Gregory Sullivan ^Tonix Pharmaceuticals Inc, *Presenter Introduction ➢ In animal models of stress to the brain, tianeptine has unique neuroprotective and neurorestorative effects, including restoration of neuroplasticity in key learning and memory regions such as hippocampus1 ➢ Racemic tianeptine is a 50:50 mixture of (S)- and (R)-enantiomers ➢ We have previously reported that the (S)-isomer is a PPAR-ββ/δ agonist, whereas the (R)-isomer is a weak μ–opioid receptor agonist; both isomers have agonist activity at PPAR-γγ2 ➢ Tianeptine’s neurorestorative and pro-cognitive effects are potentially explained by its activity on the PPAR system where it acts intracellularly, activating transcription factors ➢ The presented studies assessed the effects of the (S)- and (R)-isomers on in vitro plastogenic (i.e., connectivity-enhancing) activity in cultured human iPSC-derived glutamatergic neurons and in vivo in the rat Novel Object Recognition test Methods Results Conclusions In Vitro Neurite Outgrowth Assay: iCell Glutaneurons (Fujifilm CDI) were seeded, and on day 5 (D5) in culture, cells were treated with (R)- and (S)-tianeptine (0.1, 1, and 10 μM each), dexamethasone (0.001, 0.01, 0.1, 1, 10, and 100 μM), and matrixed concentrations of dexamethasone doses (R)- and (S)-tianeptine doses. Treatments refreshed on D7. On D9, plates treated for 24 hrs with staurosporine (0.02, 0.063, 0.2, and 0.63 μM), an inhibitor of ATP binding to protein kinases, and vincristine (0.2, 2, and 20 μM), a microtubule inhibitor. At 22 hours post-staurosporine and vincristine treatment, plates were treated with FCCP (6.2 and 62 μM), an uncoupler of oxidative phosphorylation, for 2 hrs. MitoTracker CMXRos (Thermo Fisher Scientific) added 45 min prior to end of treatment period; plates fixed at treatment endpoint. Cells stained with Hoechst (Thermo Fisher Scientific [TFS]) and CellMask Green (TFS). Image acquisition performed on Yokogawa CQ1. Image analysis performed using Neuronal Profiling protocol in HCS Studio Cellomics, v6.6.2. In Vivo Novel Object Recognition (NOR) Test: Adult male Long-Evans rats (275-299 g) assessed for recognition memory in an open-field arena (40 x 40 cm) under dimmed lighting. On Day 1 (D1) & D2, rats allowed to freely explore empty arena for 10-min habituation. On D3, rats (n=16/group) received intraperitoneal injections of saline (vehicle), galantamine (1 mg/kg) as a positive control, racemic, (S)- and (R)-tianeptine (3, 10, and 30 mg/kg).(R)- and (S)-tianeptine possessed a chiral purity of >99%. Test compounds administered 30 min prior to testing for saline and galantamine; 60 min prior for racemic, (S)- and (R)-tianeptine. Rats placed in test arena in presence of two identical objects, each placed facing same direction at same position. Time spent actively exploring objects during a 3-min training session (T1) video recorded.After 48 hrs, rats administered test compounds again and placed in test arena in presence of one familiar and one novel object. Time spent exploring each object recorded for 5 min in testing session (T2). T1 & T2 scored by an observer blind to treatments. Presentation order and object positions (left/right) in T2 randomized to prevent bias from order or place preference. Recognition Index (RI) was primary endpoint, defined as ratio of time spent exploring novel object divided by total time spent exploring both objects [(Novel / (Familiar + Novel)) × 100%] during the 5 min T2. RI value of 50% suggests no memory of familiar object. Data analyzed by one-way ANOVA followed by Dunnett’s post hoc. Study approved by IACUC in accordance with National Institute for the Care and Use of Laboratory Animals. In Vivo Plastogenic Activity of (S)-Tianeptine on Memory in the Novel Object Recognition Test: a Model Relevant to Neurodegenerative Conditions Including Alzheimer’s Disease ➢ (S)-tianeptine significantly stimulates all metrics of neurite outgrowth and mitochondrial staining in an in vitro assay of plastogenic effects in cultured human glutamatergic neuron; dexamethasone in this assay system is also stimulatory of neurite outgrowth and has additive or synergistic activity with (S)-tianeptine ➢ (R)-tianeptine, previously reported to be the enantiomer of tianeptine with all μ-opioid receptor activity, does not stimulate neurite outgrowth and reduces the stimulatory effects so dexamethasone, suggesting some level of anti-plastogenic activity ➢ In vivo exploration of plastogenic activity of the enantiomers in a test of memory relevant to pathology in Alzheimer’s disease, the Novel Object Recognition (NOR) test, indicates (S)-tianeptine enhances learning and memory in the lower doses tested, 3 and 10 mg/kg, with a potential inverted-U shaped dose response suggested at 30 mg/kg ➢ In contrast, (R)-tianeptine did not significantly enhance memory on the NOR at 3 mg/kg, although the trend for an increase in the RI at 10 mg/kg may suggest minor activity in this system, possibly due to PPAR-γ effects ➢ The nature of the toxic effects on behaviors and reflexes at 30 mg/kg of (R)-tianeptine are potentially suggestive of an adverse impact resulting from its demonstrated activity on the μ-opioid receptor ➢ The robust in vitro and in vivo plastogenic effects of (S)-tianeptine suggest potential development of (S)-tianeptine as a new chemical entity for the treatment in neurodegenerative conditions such as Alzheimer’s disease, Huntington’s disease, and traumatic brain injury Citations & Disclosures ^ The authors are all employees of Tonix Pharmaceuticals and own stock and/or stock options in the company. 1 McEwen BS, et al. Mol Psychiatry. 2010 Mar;15(3):237-49. 2 Sullivan GM, et al. American Society for Clinical Psychopharmacology Annual Meeting, Poster T41 presented 1 June 2023, Miami, FL Results Morphometric image analysis of glutamatergic neurons cultured for 10 days demonstrated: • (S)-tianeptine significantly increased all metrics of neurite outgrowth including neurite length (see Fig 1A), width, area, count, staining intensity and branching (p<0.05 in all cases); and (S)-tianeptine significantly increased mitochondrial (Mito) staining in neurite processes (p<0.05; see Fig 1B), and produced no changes in cell body Mito staining (data not shown) • (R)-tianeptine is without significant changes in neurite metrics (ex. Length in Fig 2A) except moderate increase in neurite count at 1.0 μM concentration; and (R)-tianeptine without effect on Mito staining in neurite processes, and significantly decreased cell body Mito staining (see Fig 2B) Presented at American College of Neuropsychopharmacology (ACNP) 62nd Annual Meeting, Tampa, FL December 3-6, 2023; Poster Session 3, Poster #W140, Wednesday, Dec 6th, 5:00 PM-7:00 PM EST In Vitro Plastogenic Activity in Cultured Glutamatergic Neurons: (S)-Tianeptine Increased Neurite Outgrowth and Mitochondria, and Showed Additive Effects with Dexamethasone (DEX); (R)-tianeptine Without Activity on Neurites, Antagonized Trophic Effects of DEX, and Decreased Cell Body Mitochondria www.tonixpharma.com (S)-tianeptine increases neurite length (S)-tianeptine augments Dex response (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls (R)-tianeptine shows no effect on neurite length (R)-tianeptine reduced Dex response (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls (S)-tianeptine increases Mito staining (neurites) (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls (R)-tianeptine decreases Mito staining (cell body) Mito toxin FCCP (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine Dexamethasone effects in cultured glutamatergic neurons and effects of (S)- and (R)-tianeptine: • Dexamethasone alone positively affected neurite outgrowth metrics (p<0.05; see Fig 3B for neurite length) • Combined (S)-tianeptine and dexamethasone (Dex) results in larger effects on neurite outgrowth (see Fig 3A) and mitochondrial staining in neurites (see Fig 1B) than with either compound alone • (R)-tianeptine in combination with Dex showed no evidence of additive effects and in fact reduced Dex response (see Fig 3B) Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls (S)-tianeptine augments Dex response (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine (S)-tianeptine Means  SD are graphed Data are normalized to 1% PBS controls Significant SSMDs (in red text) and p-values (*) are indicated vs. 1% PBS controls Dex increases neurite growth (R)-tianeptine reduced Dex response (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine (R)-tianeptine Figure 1A Figure 1B Figure 2A Figure 2B Figure 3B Figure 3A Effects of Racemic Tianeptine, (S)-Tianeptine, and (R)-Tianeptine on the Rat Novel Object Recognition Test • Racemic tianeptine at 30 mg/kg significantly increased the Recognition Index in NOR test Series 1 (Fig 4A) and Series 2 (Fig 4B) by Dunnett’s post hoc test by difference of means of 9.7% (p=0.024) and 9.8% (p=0.042), respectively • (S)-tianeptine at 3 mg/kg and 10 mg/kg significantly increased the Recognition Index by 10.5% (p=0.015) and 9.3% (p=0.030), respectively; whereas 30 mg/kg showed a non-significant increase of 3.3% (Fig 4A) • (R)-tianeptine at 3 and 10 mg/kg showed non-significant increases in Recognition Index of 6.8% and, at trend level, of 9.0% (p=0.070), respectively • (R)-tianeptine at 30 mg/kg caused behavioral changes that did not allow testing of the group; within 5 minutes of injection, rats showed over sedation with majority in a catatonic-like state and complete immobility and rigidity; they lost righting reflexes and remained in whatever position placed until the effect wore off; they exhibited no blinking, with eyes wide open for remainder of response; as they did not respond to external stimuli or reflex tests, they could not be tested • Some rats in (R)-tianeptine 10 mg/kg group showed a similar but much more minor adverse response, and they all recovered in time for testing on the NOR test 50 55 60 65 70 75 Recognition Index (%) Test Articles Novel Object Recognition Test (Series 1) ** * * * 50 55 60 65 70 75 Recognition Index (%) Test Articles Novel Object Recognition Test (Series 2) ** * NT Figure 4A Figure 4B ANOVA results: F(5,79)=2.523, p = 0.036; Data are presented mean ± s.e.m. Dunnett’s post hoc test results: **: P<0.01; *: P<0.05 compared to vehicle. (S)-Tianeptine (R)-Tianeptine ➢ Tianeptine is an antidepressant marketed ex-US for over 30 years (Europe, Asia, Latin America) ANOVA results: F(4,63)=2.875, p = 0.030; Data are presented mean ± s.e.m. Dunnett’s post hoc test results: **: P<0.01; *: P<0.05 compared to vehicle. NT, not tested W140